   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 3, 1997

                                                     REGISTRATION NO. 333-23209
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                        POST-EFFECTIVE AMENDMENT NO. 1
                                      TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------

                                 CARDIMA, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                         3845                  94-3177883
(STATE OR OTHER JURISDICTION     (PRIMARY STANDARD         (I.R.S. EMPLOYER
     OF INCORPORATION        INDUSTRIAL CLASSIFICATION   IDENTIFICATION NUMBER)
     OR ORGANIZATION)                CODE NUMBER)


                             47266 BENICIA STREET
                               FREMONT, CA 94538
                                (510) 354-0300
   (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                 OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------

                           PHILLIP C. RADLICK, PH.D.
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                 CARDIMA, INC.
                             47266 BENICIA STREET
                               FREMONT, CA 94538
                                (510) 354-0300
         (NAME AND ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                  COPIES TO:

            JOSHUA L. GREEN                       ROBERT V. W. ZIPP
       ROBERT V. GUNDERSON, JR.                    BENNETT L. YEE
          ARNOLD E. BROWN II                      BRETT A. PLETCHER
           VENTURE LAW GROUP                  GUNDERSON DETTMER STOUGH
      A PROFESSIONAL CORPORATION       VILLENEUVE FRANKLIN & HACHIGIAN, LLP
          2800 SAND HILL ROAD                  155 CONSTITUTION DRIVE
     MENLO PARK, CALIFORNIA 94025           MENLO PARK, CALIFORNIA 94025
            (415) 854-4488                         (415) 321-2400

                               ----------------

       APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

                               ----------------

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]

  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

================================================================================

  The Registrant hereby withdraws from registration 341,250 shares of its Common Stock registered to cover an over-allotment option granted to the Underwriters, which option was not exercised and has expired. The Registration Statement is hereby amended, as appropriate, to reflect the expiration of such option.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF FREMONT, STATE OF CALIFORNIA, ON THIS 28TH DAY OF AUGUST, 1997.

                                          Cardima, Inc.


                                          By /s/   Ronald E. Bourquin
                                          _____________________________________
                                                   Ronald E. Bourquin
                                           Vice President and Chief Financial
                                                         Officer

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON AUGUST 28, 1997.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----


  /s/ Philip C. Radlick, Ph.D.*      President, Chief Executive
____________________________________  Officer and Director
      PHILIP C. RADLICK, PH.D.        (Principal Executive
                                      Officer)

     /s/ Ronald E. Bourquin          Vice President and Chief
____________________________________  Financial Officer
         RONALD E. BOURQUIN           (Principal Financial and
                                      Accounting Officer)

      /s/ Gabriel B. Vegh*           Director
____________________________________
          GABRIEL B. VEGH

       /s/ Joseph S. Lacob*          Director
____________________________________
          JOSEPH S. LACOB

    /s/ Michael J.F. Du Cros*        Director
____________________________________
        MICHAEL J.F. DU CROS

       /s/ Neal Moszkowski*          Director
____________________________________
          NEAL MOSZKOWSKI

   /s/ Charles P. Waite, Jr.*        Director
____________________________________
       CHARLES P. WAITE, JR.

*By: /s/ Ronald E. Bourquin
  ___________________________
    Ronald E. Bourquin
     Attorney-in-fact

                                       2